                                                                    Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany Catskill  Litigation Trust's Quarterly Report on Form 10-QSB/A for the
period ended March 31, 2005;

In  connection  with the  Quarterly  Report of  Catskill  Litigation  Trust (the
"Company")  on Form  10-QSB/A  for the period ended March 31, 2005 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Joseph E.  Bernstein,  Acting Chief Executive  Officer of the Company,  certify, pursuant  to 18  U.S.C.  ss.  1350,  adopted  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002 that to my knowledge:

          (1)     The Report fully  complies  with the  requirements  of Section
                  13(a) or  Section  15(d),  as  applicable,  of the  Securities
                  Exchange Act of 1934, as amended; and

          (2)     The information  contained in the Report fairly  presents,  in all material respects,  the financial condition and results of operations of the Company.

                                          /s/ Joseph E. Bernstein
                                          --------------------------------------
                                          Name:  Joseph E. Bernstein
                                          Title: Acting Chief Executive Officer
                                          Date:  May 13, 2005

          (1)     A  signed  original  of this  written  statement  required  by
                  Section 906 has been provided to Catskill Litigation Trust and will be retained by Catskill Litigation Trust and furnished to the  Securities  and  Exchange  Commission  or its staff  upon request.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not  being  filed as part of the  Report  or as a  separate disclosure document.